Exhibit 21

Subsidiaries

Name	Jurisdiction of Organization	Nature of Equity Interests
ACQUIPORT INT'L PARKWAY L.P.*	DE	Limited Partnership
ACQUIPORT INT'L PARKWAY MANAGER LLC*	DE	Limited Liability Company
ACQUIPORT LAURENS LLC	DE	Limited Liability Company
ACQUIPORT LENEXA LLC	DE	Limited Liability Company
ACQUIPORT LENEXA MANAGER LLC	DE	Limited Liability Company
ACQUIPORT MCDONOUGH L.P.	DE	Limited Partnership
ACQUIPORT MCDONOUGH MANAGER LLC	DE	Limited Liability Company
ACQUIPORT MERIDIAN LLC	DE	Limited Liability Company
ACQUIPORT MERIDIAN MANAGER LLC	DE	Limited Liability Company
ACQUIPORT OAKLAND L.P.	DE	Limited Partnership
ACQUIPORT OAKLAND MANAGER LLC	DE	Limited Liability Company
ACQUIPORT WINCHESTER LLC	DE	Limited Liability Company
ACQUIPORT WINCHESTER MANAGER LLC	DE	Limited Liability Company
CTO ASSOCIATES LIMITED PARTNERSHIP	MD	Limited Partnership
FARRAGUT REMAINDER III L.L.C.	NJ	Limited Liability Company
GENERAL CLARK STREET ASSOCIATES III, LLC	MI	Limited Liability Company
JERMOR ASSOCIATES LIMITED PARTNERSHIP	CT	Limited Partnership
LEPERCQ CORPORATE INCOME FUND L.P.	DE	Limited Partnership
LEX ALBANY L.P.*	DE	Limited Partnership
LEX ALBANY GP LLC*	DE	Limited Liability Company
LEX ANDERSON GP LLC	DE	Limited Liability Company
LEX ANDERSON L.P.	DE	Limited Partnership
LEX ANNISTON GP LLC	DE	Limited Liability Company
LEX ANNISTON L.P.	DE	Limited Partnership
LEX AUBURN HILLS GP LLC	DE	Limited Liability Company
LEX AUBURN HILLS L.P.	DE	Limited Partnership
LEX BINGEN GP LLC	DE	Limited Liability Company
LEX BINGEN L.P.	DE	Limited Partnership
LEX BYHALIA MC GP LLC	DE	Limited Liability Company
LEX BYHALIA MC L.P.	DE	Limited Partnership
LEX CANTON MS GP LLC	DE	Limited Liability Company
LEX CANTON MS L.P	DE	Limited Partnership
LEX CHARLOTTE AXC GP LLC*	DE	Limited Liability Company
LEX CHARLOTTE AXC L.P.*	DE	Limited Partnership
LEX CHARLOTTE AXC MEZZ GP LLC*	DE	Limited Liability Company
LEX CHARLOTTE AXC MEZZ L.P.*	DE	Limited Partnership
LEX CHILLICOTHE GP LLC	DE	Limited Liability Company
LEX CHILLICOTHE L.P.	DE	Limited Partnership
LEX CLEVELAND TN LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LEX DANVILLE GP LLC	DE	Limited Liability Company
LEX DANVILLE L.P.	DE	Limited Partnership
LEX EDWARDSVILLE GP LLC	DE	Limited Liability Company
LEX EDWARDSVILLE L.P.	DE	Limited Partnership
LEX EUGENE GP LLC	DE	Limited Liability Company
LEX EUGENE L.P.	DE	Limited Partnership
LEX GP HOLDING LLC	DE	Limited Liability Company
LEX GP-1 TRUST	DE	Statutory Trust
LEX GRAND PRAIRIE GP LLC*	DE	Limited Liability Company
LEX GRAND PRAIRIE L.P.*	DE	Limited Partnership
LEX HOUSTON GP LLC	DE	Limited Liability Company
LEX HOUSTON L.P.	DE	Limited Partnership
LEX HOUSTON II GP LLC	DE	Limited Liability Company
LEX HOUSTON II L.P.	DE	Limited Partnership
LEX HUNTINGTON GP LLC	DE	Limited Liability Company
LEX HUNTINGTON L.P.	DE	Limited Partnership
LEX JACKSON GP LLC	DE	Limited Liability Company
LEX JESSUP GP LLC	DE	Limited Liability Company
LEX JESSUP L.P.	DE	Limited Partnership
LEX KANSAS CITY GP LLC	DE	Limited Liability Company
LEX KANSAS CITY L.P.	DE	Limited Partnership
LEX LAFAYETTE GP LLC	DE	Limited Liability Company
LEX LAFAYETTE L.P.	DE	Limited Partnership
LEX LAKE JACKSON GP LLC	DE	Limited Liability Company
LEX LAKE JACKSON L.P.	DE	Limited Partnership
LEX LAS VEGAS L.P.	DE	Limited Partnership
LEX LAS VEGAS GP LLC	DE	Limited Liability Company
LEX LEBANON L.P.	DE	Limited Partnership
LEX LEBANON GP LLC	DE	Limited Liability Company
LEX LP-1 TRUST	DE	Statutory Trust
LEX LEWISBURG LLC	DE	Limited Liability Company
LEX MERIDIAN GP LLC	DE	Limited Liability Company
LEX MERIDIAN L.P.	DE	Limited Partnership
LEX MIAMI LAKES GP LLC	DE	Limited Liability Company
LEX MIAMI LAKES L.P.	DE	Limited Partnership
LEX MISSOURI CITY GP LLC	DE	Limited Liability Company
LEX MISSOURI CITY L.P.	DE	Limited Partnership
LEX OAK CREEK GP LLC	DE	Limited Liability Company
LEX OAK CREEK L.P.	DE	Limited Partnership
LEX OCDES LLC	DE	Limited Liability Company
LEX OCDES I LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LEX OCDES III LLC	DE	Limited Liability Company
LEX OCDES IV LLC	DE	Limited Liability Company
LEX OMAHA GP LLC	DE	Limited Liability Company
LEX OMAHA L.P.	DE	Limited Partnership
LEX OPELIKA II GP LLC	DE	Limited Liability Company
LEX OPELIKA II L.P.	DE	Limited Partnership
LEX PALM BEACH GP LLC	DE	Limited Liability Company
LEX PARACHUTE GP LLC	DE	Limited Liability Company
LEX PARACHUTE L.P.	DE	Limited Partnership
LEX PELICAN GP LLC	DE	Limited Liability Company
LEX PELICAN L.P.	DE	Limited Partnership
LEX PHOENIX ASSOC LLC	DE	Limited Liability Company
LEX PHOENIX GP LLC*	DE	Limited Liability Company
LEX PHOENIX L.P.*	DE	Limited Partnership
LEX-PROPERTY HOLDINGS LLC	DE	Limited Liability Company
LEX RANTOUL GP LLC	DE	Limited Liability Company
LEX RANTOUL L.P.	DE	Limited Partnership
LEX RICHLAND GP LLC*	DE	Limited Liability Company
LEX RICHLAND L.P.*	DE	Limited Partnership
LEX RICHMOND GP LLC	DE	Limited Liability Company
LEX RICHMOND L.P.	DE	Limited Partnership
LEX RICHMOND TENANT GP LLC	DE	Limited Liability Company
LEX RICHMOND TENANT L.P.	DE	Limited Partnership
LEX ROMEOVILLE GP LLC*	DE	Limited Liability Company
LEX ROMEOVILLE L.P.*	DE	Limited Partnership
LEX ROMULUS GP LLC	DE	Limited Liability Company
LEX ROMULUS L.P.	DE	Limited Partnership
LEX SAN AN GP LLC	DE	Limited Liability Company
LEX SAN AN L.P.	DE	Limited Partnership
LEX SHREVEPORT GP LLC	DE	Limited Liability Company
LEX SHREVEPORT L.P.	DE	Limited Partnership
LEX SHREVEPORT II GP LLC	DE	Limited Liability Company
LEX SHREVEPORT II L.P.	DE	Limited Partnership
LEX SMYRNA GP LLC	DE	Limited Liability Company
LEX-SPRINGING MEMBER LLC	DE	Limited Liability Company
LEX ST. JOSEPH L.P.	DE	Limited Partnership
LEX ST. JOSEPH GP LLC	DE	Limited Liability Company
LEX SUNCAP HP GP LLC	DE	Limited Liability Company
LEX SUNCAP HP L.P.	DE	Limited Partnership
LEX THOMSON GP LLC	DE	Limited Liability Company
LEX THOMSON L.P.	DE	Limited Partnership

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LEX VINELAND GP LLC*	DE	Limited Liability Company
LEX VINELAND L.P.*	DE	Limited Partnership
LEX WARREN GP LLC*	DE	Limited Liability Company
LEX WARREN L.P.*	DE	Limited Partnership
LEX WESTERVILLE GP LLC	DE	Limited Liability Company
LEX WESTERVILLE L.P.	DE	Limited Partnership
LEX WESTRIDGE PKWY GP LLC	DE	Limited Liability Company
LEX WESTRIDGE PKWY L.P.	DE	Limited Partnership
LEX WINCHESTER GP LLC	DE	Limited Liability Company
LEX WINCHESTER L.P.	DE	Limited Partnership
LEXINGTON ACQUIPORT COLINAS L.P.	DE	Limited Partnership
LEXINGTON ACQUIPORT COMPANY LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT COMPANY II LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT SIERRA LLC	DE	Limited Liability Company
LEXINGTON ALLEN L.P.	DE	Limited Partnership
LEXINGTON ALLEN MANAGER LLC	DE	Limited Liability Company
LEXINGTON AMERICAN WAY LLC*	DE	Limited Liability Company
LEXINGTON ANTIOCH L.L.C.	DE	Limited Liability Company
LEXINGTON ANTIOCH MANAGER LLC	DE	Limited Liability Company
LEXINGTON ARLINGTON L.P.	DE	Limited Partnership
LEXINGTON ARLINGTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON BOCA LLC*	FL	Limited Liability Company
LEXINGTON BOCA MANAGER LLC*	DE	Limited Liability Company
LEXINGTON BRISTOL L.P.*	DE	Limited Partnership
LEXINGTON BRISTOL GP LLC*	DE	Limited Liability Company
LEXINGTON BROADFIELD L.P.	DE	Limited Partnership
LEXINGTON BROADFIELD MANAGER LLC	DE	Limited Liability Company
LEXINGTON CANTON LLC	DE	Limited Liability Company
LEXINGTON CENTENNIAL LLC*	DE	Limited Liability Company
LEXINGTON CENTENNIAL MANAGER LLC*	DE	Limited Liability Company
LEXINGTON CENTERPOINT LLC	DE	Limited Liability Company
LEXINGTON CHARLESTON L.P.*	DE	Limited Partnership
LEXINGTON CHARLESTON MANAGER LLC*	DE	Limited Liability Company
LEXINGTON CHESTER INDUSTRIAL LLC	SC	Limited Liability Company
LEXINGTON CHESTER MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHICAGO LENDER LLC*	DE	Limited Liability Company
LEXINGTON COLUMBUS GP LLC	DE	Limited Liability Company
LEXINGTON COLUMBUS L.P.	DE	Limited Partnership
LEXINGTON COLUMBUS (JACKSON STREET) L.P.	DE	Limited Partnership
LEXINGTON COLUMBUS (JACKSON STREET) MANAGER LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LEXINGTON CROSSPOINT L.P.	DE	Limited Partnership
LEXINGTON CROSSPOINT MANAGER LLC	DE	Limited Liability Company
LEXINGTON DISSOLVED LLC	DE	Limited Liability Company
LEXINGTON DRY RIDGE CORP.	DE	Corporation
LEXINGTON DRY RIDGE MEZZ CORP.	DE	Corporation
LEXINGTON DULLES LLC*	DE	Limited Liability Company
LEXINGTON DULLES MANAGER LLC*	DE	Limited Liability Company
LEXINGTON DUNCAN L.P.	DE	Limited Partnership
LEXINGTON DUNCAN MANAGER LLC	DE	Limited Liability Company
LEXINGTON DURHAM LLC	DE	Limited Liability Company
LEXINGTON DURHAM LIMITED PARTNERSHIP	DE	Limited Partnership
LEXINGTON ELIZABETHTOWN 730 CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 730 MEZZ CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 750 CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 750 MEZZ CORP.	DE	Corporation
LEXINGTON FLORENCE LLC*	DE	Limited Liability Company
LEXINGTON FLORENCE MANAGER LLC*	DE	Limited Liability Company
LEXINGTON FORT MILL II LLC*	DE	Limited Liability Company
LEXINGTON FORT MILL II MANAGER LLC*	DE	Limited Liability Company
LEXINGTON FORT MILL LLC*	DE	Limited Liability Company
LEXINGTON FORT MILL MANAGER LLC*	DE	Limited Liability Company
LEXINGTON GEARS L.P.	DE	Limited Partnership
LEXINGTON GEARS MANAGER LLC	DE	Limited Liability Company
LEXINGTON GLENDALE LLC	DE	Limited Liability Company
LEXINGTON GLENDALE MANAGER LLC	DE	Limited Liability Company
LEXINGTON HONOLULU L.P.*	DE	Limited Partnership
LEXINGTON HONOLULU MANAGER LLC*	DE	Limited Liability Company
LEXINGTON HOPKINSVILLE CORP.	DE	Corporation
LEXINGTON HOPKINSVILLE MEZZ CORP.	DE	Corporation
LEXINGTON INDIANAPOLIS PARCEL LLC	DE	Limited Liability Company
LEXINGTON KALAMAZOO L.P.	DE	Limited Partnership
LEXINGTON KALAMAZOO MANAGER LLC	DE	Limited Liability Company
LEXINGTON KANSAS CITY LLC	DE	Limited Liability Company
LEXINGTON KANSAS CITY MANAGER LLC	DE	Limited Liability Company
LEXINGTON KNOXVILLE LLC	DE	Limited Liability Company
LEXINGTON KNOXVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON LAC LENEXA L.P.	DE	Limited Partnership
LEXINGTON LAC LENEXA GP LLC	DE	Limited Liability Company
LEXINGTON LAS VEGAS (VEGPOW) L.P.	DE	Limited Partnership
LEXINGTON LAS VEGAS (VEGPOW) MANAGER LLC	DE	Limited Liability Company
LEXINGTON LION FARMERS BRANCH GP LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LEXINGTON LION FARMERS BRANCH L.P.	DE	Limited Partnership
LEXINGTON LION MCLEAREN GP LLC	DE	Limited Liability Company
LEXINGTON LION MCLEAREN L.P.	DE	Limited Partnership
LEXINGTON LION PLYMOUTH GP LLC	DE	Limited Liability Company
LEXINGTON LION PLYMOUTH L.P.	DE	Limited Partnership
LEXINGTON/LION VENTURE L.P.	DE	Limited Partnership
LEXINGTON LOUISVILLE L.P.*	DE	Limited Partnership
LEXINGTON LOUISVILLE MANAGER LLC*	DE	Limited Liability Company
LEXINGTON LIVONIA L.L.C.	DE	Limited Liability Company
LEXINGTON LIVONIA TI L.P.	DE	Limited Partnership
LEXINGTON LIVONIA TI MANAGER LLC	DE	Limited Liability Company
LEXINGTON MARSHALL LLC*	DE	Limited Liability Company
LEXINGTON MARSHALL MS GP LLC*	DE	Limited Liability Company
LEXINGTON MARSHALL MS L.P.*	DE	Limited Partnership
LEXINGTON MEMPHIS (JVF) LLC	DE	Limited Liability Company
LEXINGTON MIDLOTHIAN L.P.	DE	Limited Partnership
LEXINGTON MIDLOTHIAN MANAGER LLC	DE	Limited Liability Company
LEXINGTON MILLINGTON LLC	DE	Limited Liability Company
LEXINGTON MINNEAPOLIS LLC	DE	Limited Liability Company
LEXINGTON MISSION L.P.	DE	Limited Partnership
LEXINGTON MISSION MANAGER LLC	DE	Limited Liability Company
LEXINGTON MKP MANAGEMENT L.P.	DE	Limited Partnership
LEXINGTON MLP SHREVEPORT L.P.	DE	Limited Partnership
LEXINGTON MLP SHREVEPORT MANAGER LLC	DE	Limited Liability Company
LEXINGTON MLP WESTERVILLE L.P.	DE	Limited Partnership
LEXINGTON MLP WESTERVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON MOODY L.P.*	DE	Limited Partnership
LEXINGTON MOODY LLC*	DE	Limited Liability Company
LEXINGTON OC LLC*	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH LLC*	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH MANAGER LLC*	DE	Limited Liability Company
LEXINGTON OVERLAND PARK LLC*	DE	Limited Liability Company
LEXINGTON OVERLAND PARK MANAGER LLC*	DE	Limited Liability Company
LEXINGTON OWENSBORO CORP.	DE	Corporation
LEXINGTON OWENSBORO MEZZ CORP.	DE	Corporation
LEXINGTON PHILADELPHIA TRUST	DE	Statutory Trust
LEXINGTON REALTY ADVISORS INC.	DE	Corporation
LEXINGTON REDMOND LLC	DE	Limited Liability Company
LEXINGTON REDMOND MANAGER LLC	DE	Limited Liability Company
LEXINGTON SAN ANTONIO L.P.	DE	Limited Partnership
LEXINGTON SAN ANTONIO MANAGER LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LEXINGTON SHELBY L.P.*	DE	Limited Partnership
LEXINGTON SHELBY GP LLC*	DE	Limited Liability Company
LEXINGTON SIX PENN LLC	DE	Limited Liability Company
LEXINGTON STREETSBORO LLC	DE	Limited Liability Company
LEXINGTON STREETSBORO MANAGER LLC	DE	Limited Liability Company
LEXINGTON TAMPA L.P.*	DE	Limited Partnership
LEXINGTON TAMPA GP LLC*	DE	Limited Liability Company
LEXINGTON TEMPE L.P.	DE	Limited Partnership
LEXINGTON TEMPE MANAGER LLC	DE	Limited Liability Company
LEXINGTON TENNESSEE HOLDINGS LLC	DE	Limited Liability Company
LEXINGTON TEXAS HOLDINGS L.P.	DE	Limited Partnership
LEXINGTON TEXAS MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI ERWIN L.P.	DE	Limited Partnership
LEXINGTON TNI ERWIN MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI IRVING L.P.	DE	Limited Partnership
LEXINGTON TNI IRVING MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI WESTLAKE L.P.*	DE	Limited Partnership
LEXINGTON TNI WESTLAKE MANAGER LLC*	DE	Limited Liability Company
LEXINGTON TRAMK GALESBURG LLC	DE	Limited Liability Company
LEXINGTON TRAMK GALESBURG REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON TRAMK LEWISBURG LLC	DE	Limited Liability Company
LEXINGTON TRAMK LEWISBURG REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON TRAMK MANTECA L.P.	DE	Limited Partnership
LEXINGTON TRAMK MANTECA MANAGER LLC	DE	Limited Liability Company
LEXINGTON TRAMK MANTECA REMAINDERMAN L.P.	DE	Limited Partnership
LEXINGTON TRAMK SAN DIEGO L.P.	DE	Limited Partnership
LEXINGTON TRAMK SAN DIEGO MANAGER LLC	DE	Limited Liability Company
LEXINGTON TRAMK WATERTOWN LLC	DE	Limited Liability Company
LEXINGTON TRAMK WATERTOWN REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON WALL L.P.	DE	Limited Partnership
LEXINGTON WALL LLC	DE	Limited Liability Company
LEXINGTON WALLINGFORD LLC*	DE	Limited Liability Company
LEXINGTON WALLINGFORD MANAGER LLC*	DE	Limited Liability Company
LEXINGTON WILSONVILLE L.P.*	DE	Limited Partnership
LEXINGTON WILSONVILLE GP LLC*	DE	Limited Liability Company
LMLP GP LLC	DE	Limited Liability Company
LOMBARD STREET LOTS, LLC	MD	Limited Liability Company
LRA CAFÉ LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
LRA GP LLC	DE	Limited Liability Company
LRA LIMITED L.P.	DE	Limited Partnership
LRA LIMITED GP LLC	DE	Limited Liability Company
LRA MANAGER CORP.	DE	Corporation
LRA MKP TRS L.P.	DE	Limited Partnership
LRA TEXAS GENERAL PARTNER LLC	DE	Limited Liability Company
LRA TEXAS L.P.	DE	Limited Partnership
LSAC CROSSVILLE LLC	DE	Limited Liability Company
LSAC GENERAL PARTNER LLC	DE	Limited Liability Company
LSAC MORRIS COUNTY L.P.*	DE	Limited Partnership
LSAC MORRIS COUNTY MANAGER LLC*	DE	Limited Liability Company
LSAC OMAHA L.P.	DE	Limited Partnership
LSAC OMAHA MANAGER LLC	DE	Limited Liability Company
LSAC OPERATING PARTNERSHIP L.P.	DE	Limited Partnership
LSAC ORLANDO L.P.	DE	Limited Partnership
LSAC ORLANDO MANAGER LLC	DE	Limited Liability Company
LSAC PASCAGOULA L.P.	DE	Limited Partnership
LSAC PASCAGOULA MANAGER LLC	DE	Limited Liability Company
LSAC PLYMOUTH L.P.	DE	Limited Partnership
LSAC PLYMOUTH MANAGER LLC	DE	Limited Liability Company
LXP CAPITAL TRUST I	DE	Statutory Trust
LXP CHICAGO LLC	DE	Limited Liability Company
LXP GP LLC	DE	Limited Liability Company
LXP HUMBLE GP LLC	DE	Limited Liability Company
LXP LIMITED L.P.	DE	Limited Partnership
LXP LIMITED GP LLC	DE	Limited Liability Company
LXP MANAGER CORP.	DE	Corporation
LXP TEXAS HOLDINGS MANAGER LLC	DE	Limited Liability Company
NET 1 HENDERSON L.P.	DE	Limited Partnership
NET 1 PHOENIX L.L.C.	DE	Limited Liability Company
NET 2 COX LLC	DE	Limited Liability Company
NET 2 HAMPTON LLC	DE	Limited Liability Company
NET LEASE STRATEGIC ASSETS FUND L.P.	DE	Limited Partnership
NEWKIRK ALTENN LLC	DE	Limited Liability Company
NEWKIRK AVREM LLC	DE	Limited Liability Company
NEWKIRK CAROLION GP LLC	DE	Limited Liability Company
NEWKIRK CAROLION L.P.	DE	Limited Partnership
NEWKIRK CLIFMAR GP LLC	DE	Limited Liability Company
NEWKIRK CLIFMAR L.P.	DE	Limited Partnership
NEWKIRK ELPORT LLC	DE	Limited Liability Company
NEWKIRK GP LLC	DE	Limited Liability Company

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
NEWKIRK JLE WAY L.P.	DE	Limited Partnership
NEWKIRK JLE WAY GP LLC	DE	Limited Liability Company
NEWKIRK MLP UNIT LLC	DE	Limited Liability Company
NEWKIRK ORPER GP LLC	DE	Limited Liability Company
NEWKIRK ORPER L.P.	DE	Limited Partnership
NEWKIRK SALISTOWN GP LLC	DE	Limited Liability Company
NEWKIRK SALISTOWN L.P.	DE	Limited Partnership
NEWKIRK SEGUINE GP LLC	DE	Limited Liability Company
NEWKIRK SEGUINE L.P.	DE	Limited Partnership
NEWKIRK SYRCAR LLC	DE	Limited Liability Company
NEWKIRK WALANDO GP LLC	DE	Limited Liability Company
NEWKIRK WALANDO L.P.	DE	Limited Partnership
NK-CINN HAMILTON PROPERTY LLC	DE	Limited Liability Company
NK-CINN HAMILTON PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-GLENWILLOW PROPERTY LLC	DE	Limited Liability Company
NK-GLENWILLOW PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-LOMBARD STREET MANAGER LLC	DE	Limited Liability Company
NK-LUMBERTON PROPERTY L.P.	DE	Limited Partnership
NK-LUMBERTON PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-MCDONOUGH PROPERTY LLC	DE	Limited Liability Company
NK-MCDONOUGH PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-ODW/COLUMBUS PROPERTY LLC	DE	Limited Liability Company
NK-ODW/COLUMBUS PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-REMAINDER INTEREST LLC	DE	Limited Liability Company
NK-ROCKAWAY PROPERTY LLC	DE	Limited Liability Company
NK-ROCKAWAY PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-ROCKFORD PROPERTY LLC	DE	Limited Liability Company
NK-ROCKFORD PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-STATESVILLE PROPERTY L.P.	DE	Limited Partnership
NK-STATESVILLE PROPERTY MANAGER LLC	DE	Limited Liability Company
NLSAF MARSHALL GP LLC	DE	Limited Liability Company
NLSAF MARSHALL L.P.	DE	Limited Partnership
NLSAF MCDONOUGH L.P.	DE	Limited Partnership
NLSAF MCDONOUGH MANAGER LLC	DE	Limited Liability Company
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP*	DE	Limited Partnership
SIX PENN CENTER ASSOCIATES	PA	General Partnership
SIX PENN CENTER L.P.	DE	Limited Partnership
TEXAN WESTERN LIMITED PARTNERSHIP	DE	Limited Partnership
TRIPLE NET INVESTMENT COMPANY LLC	DE	Limited Liability Company
TRIPLE NET INVESTMENT L.P.	DE	Limited Partnership

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests
UNION HILLS ASSOCIATES*	AZ	General Partnership
UNION HILLS ASSOCIATES II*	AZ	General Partnership
XEL 201 N. CHARLES LLC	DE	Limited Liability Company
XEL 201 N. CHARLES FEE OWNER LLC	DE	Limited Liability Company
XEL-EP 70 REIT LLC	DE	Limited Liability Company
XEL-EP 70 TRS LLC	DE	Limited Liability Company
XEL FLORENCE GP LLC	DE	Limited Liability Company
XEL FLORENCE L.P.	DE	Limited Partnership

* Denotes a subsidiary of Lepercq Corporate Income Fund L.P.